AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT, made on the 27th day of March, 2006, between:

> **ALLIANCE RECOVERY CORPORATION**, a Delaware Corporation located at #390-1285 N. Telegraph Road, Monroe, MI 48162-0417 ("CORPORATION"):
>
> and
>
> **PETER VAISLER**, an individual located at #390-1285 N. Telegraph Road, Monroe, MI 48162-0417 ("EMPLOYEE").

RECITALS:

FIRST, the CORPORATION desires to amend its Employment Agreement with the EMPLOYEE dated January 6, 2004 ("Employment Agreement") upon the terms and conditions hereinafter set forth; and

SECOND, the EMPLOYEE desires to accept such employment and enter into this amended employment agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth by and between the parties, it is agreed as follows:

1. **Term.** The term of employment shall be amended to commence on the date on which the CORPORATION raises all, or substantially all, of the project financing pertaining to the construction of the CORPORATION's first facility ("Commencement Date").

2. **Clauses.** All other clauses and terms of this amended employment agreement shall be in accordance with the terms and clauses of the Employment Agreement including but not limited to Duties, Extent of Services, Compensation and Termination.

3. **Amendments.** No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties.

4. **Burden and Benefit.** This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators and assigns.

5. **Notices.** Any and all notices required hereunder shall be deemed delivered personally or if mailed by registered or certified mail to the CORPORATION at its principal place of business and to the EMPLOYEE at the address set forth herein, or at such other address or addresses as either party may hereinafter designate in writing to the other.

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6. **Entire Agreement.** This amended Agreement contains the entire agreement and understanding between the parties with respect to the continued service of the CONSULTANT, and except for the Consulting Agreement, no representations, promises, agreements, or understandings, written or oral, relating to the Consulting of the CONSULTANT by the CORPORATION not contained herein shall be of any force or effect.

IN WITNESS WHEREOF, the CORPORATION and the CONSULTANT have duly executed this Agreement as of the day and year first above written.

ATTEST:

By: [signature]

ALLIANCE RECOVERY CORPORATION

By: [signature]
Peter Vaisler
President

WITNESS:

S. [signature]

[signature]
Peter Vaisler